Finance income/(expenses), net	6 Months Ended
Jun. 30, 2026
Finance Income (Expense) [Abstract]
Finance income/(expenses), net

Note 8	Finance income/(expenses), net
Interest income is recognized on a time-proportion basis using the effective interest method.

	Six months ended June 30,
in € thousand	2026	2025
FINANCE INCOME
Interest income from other parties	187	1,028
Other financial income	—	38
Realized gains from cash and cash equivalents	873	—
TOTAL FINANCE INCOME	1,060	1,065
FINANCE EXPENSES
Interest expense on loans	(9,814)	(11,084)
Interest expense on refund liabilities	(99)	(96)
Interest expenses on lease liabilities	(373)	(404)
Other interest expense	(5)	(1)
TOTAL FINANCE EXPENSES	(10,291)	(11,585)
FOREIGN EXCHANGE GAIN/(LOSSES), NET	(3,905)	7,783
FINANCE INCOME/(EXPENSES), NET	(13,136)	(2,737)

Interest expense on loans in the six months ended June 30, 2026 contains interest expenses in regards to the Pharmakon loan, while in the six months ended June 30, 2025, the position included expenses in regards to the Deerfield & OrbiMed loan. For more details on the new loan see Note 5.15.1 Principal loan.
The foreign exchange loss in the six months ended June 30, 2026 was primarily driven by non-cash revaluation results of USD denominated liabilities as the USD strengthened against the EUR by 3.03% in 2026. A contrary movement of the USD/EUR rate was observed in 2025. As a result, the Group recognized a foreign currency loss of €3.9 million in the six months ended June 30, 2026 compared with a foreign currency gain of €7.8 million in the six months ended June 30, 2025.